6. NOTES PAYABLE, RELATED PARTY	6 Months Ended
Jun. 30, 2014
Related Party Transactions [Abstract]
6. NOTES PAYABLE, RELATED PARTY

NOTE 6 – NOTES PAYABLE, RELATED PARTY

On April 18, 2014, the Company issued an aggregate of $385,000 promissory notes to officers and key employees in settlement of accrued salaries. The promissory notes bear interest at the rate of 2% per annum. All interest and principal must be repaid on April 18, 2016. In connection with the issuance of the notes, the Company issued an aggregate of 59,413,581 warrants to purchase the Company’s common stock at $0.00648 per share for two years.

The warrants were valued using the Black Sholes option pricing method with the following assumptions: dividend yield $-0-, volatility of 180.09% and risk free rate of 0.43%. The determined fair value of the warrants of $250,049 is amortized as financing costs of the term of the related notes (2 years).

The Company has accrued interest expense of $1,540 as of June 30, 2014.